STATEMENT OF ADDITIONAL INFORMATION	January 31, 2023 as supplemented June 8, 2023
Provident Mutual Funds, Inc.
N16 W23217 Stone Ridge Drive, Suite 310
Waukesha, Wisconsin 53188
Provident Trust Strategy Fund
(Ticker: PROVX)
This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus of the Provident Trust Strategy Fund dated January 31, 2023. Requests for copies of the Prospectus should be made in writing to the Fund, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by calling 1-855-739-9950. The Prospectus is also available on our website (www.provfunds.com).
The following audited financial statements and other information are incorporated herein by reference to the Annual Report dated September 30, 2022 of Provident Trust Strategy Fund (File No. 811-04722) as filed with the Securities and Exchange Commission (“SEC”) on Form N-CSR on November 10, 2022:
Statement of Assets and Liabilities
Schedule of Investments
Statement of Operations
Statements of Changes in Net Assets
Financial Highlights
Notes to the Financial Statements
Report of Independent Registered Public Accounting Firm
Shareholders may obtain a copy of the Annual Report, without charge, by calling 1-855-739-9950.

PROVIDENT MUTUAL FUNDS, INC.
Table of Contents
No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated January 31, 2023 and, if given or made, such information or representations may not be relied upon as having been authorized by Provident Mutual Funds, Inc.
The Statement of Additional Information does not constitute an offer to sell securities.

FUND HISTORY AND CLASSIFICATION
Provident Mutual Funds, Inc., a Wisconsin corporation incorporated on May 23, 1986 (the “Corporation”), is an open-end, management investment company consisting of one non-diversified portfolio, Provident Trust Strategy Fund (the “Fund”). The Corporation is registered under the Investment Company Act of 1940, as amended (the “1940 Act”).
Effective August 31, 2012, following a special meeting of shareholders held on August 24, 2012, the name of the Fund was changed from the FMI Provident Trust Strategy Fund to the Provident Trust Strategy Fund, and the name of the Corporation was changed from FMI Mutual Funds, Inc. to Provident Mutual Funds, Inc. In addition, Provident Trust Company (the “Adviser”) became the investment adviser to the Fund effective August 31, 2012. The Adviser previously served as the sole sub-adviser to the Fund since September 2002.
INVESTMENT OBJECTIVE AND RESTRICTIONS
Investment Objective: The Fund seeks long-term growth of capital. Although the Fund has no intention of doing so, the Fund may change its investment objective without obtaining shareholder approval.
The Fund has adopted the following investment restrictions, which are matters of fundamental policy and cannot be changed without the approval of the holders of the lesser of: (i) 67% of the Fund’s shares present or represented at a shareholders’ meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented; or (ii) more than 50% of the outstanding shares of the Fund.
1.The Fund will not issue senior securities or borrow money, except as the 1940 Act, any rule, regulation or exemptive order thereunder, or any SEC staff interpretation thereof, may permit.
2.The Fund will not make loans, except as the 1940 Act, any rule, regulation or exemptive order thereunder, or any SEC staff interpretation thereof, may permit.
3.The Fund will not make investments for the purpose of exercising control or management of any company.
4.The Fund will not purchase securities of any issuer (other than the United States or an agency or instrumentality of the United States) if, as a result of such purchase, the Fund would hold more than 10% of any class of securities, including voting securities, of such issuer or more than 5% of the Fund’s assets, taken at current value, would be invested in securities of such issuer, except that up to 50% of the assets of the Fund may be invested without regard to these limitations.
5.The Fund will not concentrate 25% or more of the value of its net assets, determined at the time an investment is made, exclusive of government securities, in securities issued by companies primarily engaged in the same industry.
6.The Fund will not act as an underwriter or distributor of securities other than shares of the Fund and may not purchase any securities which are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the “Securities Act”).
7.The Fund will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, and provided that this restriction shall not prevent the Fund from investing in (i) securities of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein or (ii) securities or other instruments backed by real estate or interests therein.
8.The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other instruments, provided that this restriction shall not prevent the Fund from (i) purchasing or selling futures contracts, options and other derivative instruments or (ii) investing in securities or other instruments backed by physical commodities.
9.The Fund will not invest more than 5% of its total assets in securities of issuers which have a record of less than three years of continuous operation, including the operation of any predecessor business of a company which came into existence as a result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business.
With regard to the first fundamental investment restriction, the Fund may not borrow money if, as a result, outstanding borrowings would exceed an amount equal to 33 1/3% of the Fund’s total assets. With regard to the second fundamental investment restriction, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.
The following investment limitations are not fundamental, and may be changed without shareholder approval.
1.The Fund will not purchase securities of other investment companies, except as the 1940 Act, any rule, regulation or exemptive order thereunder, or any SEC staff interpretation thereof, may permit.
2.The Fund will not sell any securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the SEC or its staff, and provided that transactions in futures contracts or other derivatives are not deemed to constitute selling securities short.
3.The Fund will not purchase any securities on margin, except that it may obtain such short-term credits as may be necessary for clearance of transactions, and provided that margin deposits in connection with futures contracts or other derivatives shall not constitute purchasing securities on margin.
4.The Fund will not pledge any of its assets, except as may be necessary in connection with permissible borrowings or investments and then such pledging may not exceed 33 1/3% of the Fund’s total assets at the time of the borrowing or investment.
Note on Percentage Limitations
Whenever an investment objective, investment restriction, policy or strategy of the Fund set forth in the Fund’s Prospectus or this SAI states a maximum (or minimum) percentage of the Fund’s assets that may be invested in any type of security or asset class, the percentage is determined immediately after the Fund’s acquisition of that investment, except with respect to percentage limitations on temporary borrowing and illiquid securities. Accordingly, any later increase or decrease resulting from a change in the market value of a security or in the Fund’s assets (e.g., due to net sales or redemptions of Fund shares) will not cause the Fund to violate a percentage limitation. As a result, due to market fluctuations, cash inflows or outflows or other factors, the Fund may exceed such percentage limitations from time to time.

INVESTMENT CONSIDERATIONS
The Prospectus describes the Fund’s principal investment strategies and risks. This section expands upon that discussion and also describes non-principal investment strategies and risks.
Commodity-Linked Investments
The Fund may invest indirectly through exchange-traded funds (“ETFs”) in securities, derivatives and other instruments (i.e., options, swap contracts and notes) linked to certain commodities, baskets of commodities and/or commodity indices. These commodity-linked investments may at times not be correlated to the traditional equity markets.
The Fund’s commodity-linked investments may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may change unpredictably and significantly. The performance of commodity futures and other commodity-linked investments may not be correlated to the securities markets, and is affected by events, developments and conditions relevant to the particular commodity such as speculative trading activity, current or spot prices for the commodity, periods of illiquidity, temporary distortions and regulatory limits on the amount of permitted fluctuation, commodity index volatility, counterparty risk, demand and supply, weather, livestock or crop disease, tariffs, embargoes, technological developments, environmental issues, changes in interest rates, trade, fiscal, monetary and exchange control programs, government regulation and intervention, gross domestic product, geopolitical and international economic developments, interest rates and other factors influencing the specific commodity.
Convertible Securities-Linked Investments
The Fund may invest indirectly through ETFs in convertible securities (debt securities or preferred stocks of corporations which are convertible into or exchangeable for common stocks). Preferred stocks are described under “Preferred Stocks.”
An ETF may invest in convertible debt securities rated less than investment grade. Convertible debt securities are subject to credit risk, interest rate risk and prepayment risk as described under “Fixed Income Securities.” Debt securities rated less than investment grade are commonly referred to as “junk bonds.” While low-rated securities generally offer higher yields than investment grade securities with similar maturities, they involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Low-rated securities tend to be more sensitive to economic conditions than higher‑rated securities. As a result, they generally involve more credit risks than securities in the higher‑rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of low-rated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of low-rated securities is significantly greater than issuers of higher‑rated securities because such securities are generally unsecured and are often subordinated to other creditors. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of low-rated securities.
Fixed Income Securities
The Fund may also invest in fixed income securities as a non-principal investment strategy. The Fund’s investments in fixed income securities consist primarily of investment grade corporate and U.S.

Government issues with intermediate-term maturities from one to ten years. The Fund will invest in debt securities rated at the time of purchase “Baa3” or better by Moody’s Investors Services, Inc. (“Moody’s”), or “BBB-” or better by Standard and Poor’s Corporation (“Standard and Poor’s”). The Fund may invest in securities with equivalent ratings from another nationally recognized rating agency. If a security is downgraded below “Baa3” or “BBB-”, the Fund will dispose of such security as soon as reasonably practicable, unless the Adviser believes it disadvantageous to the Fund to do so. Investors should be aware that ratings are relative and subjective and are not absolute standards of quality. Although “Baa3” and “BBB-” rated securities are investment grade, they may have speculative characteristics.
The principal risks associated with investment in debt securities are credit risk, interest rate risk and prepayment risk. Credit risk is the risk that the issuers of debt securities held by the Fund may not be able to make interest or principal payments. Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial conditions that would lower the credit quality of the security leading to greater volatility in the price of the security. Interest rate risk reflects the principle that, in general, the value of debt securities rises when interest rates fall and falls when interest rates rise. Longer-term obligations are usually more sensitive to interest rate changes than shorter-term obligations. Prepayment risk is the risk that the issuers of bonds or other debt securities may prepay principal due on securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gain when interest rates decline and may offer a greater potential for loss when interest rates rise. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby increasing the average life of the security and making a security more sensitive to interest rate changes.
Foreign Securities
The Fund may invest up to 20% of its total assets in foreign securities as a non-principal investment strategy. Such investments may involve risks which are in addition to the usual risks inherent in domestic investments. The value of the Fund’s foreign investments may be significantly affected by changes in currency exchange rates, and the Fund may incur costs in converting securities denominated in foreign currencies to U.S. dollars. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies may not be subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes, which would reduce the Fund’s income without providing a tax credit for the Fund’s shareholders. There is the possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which could affect investments in those nations. Foreign securities include sponsored and unsponsored American Depositary Receipts (“ADRs”). ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. Unsponsored ADRs differ from sponsored ADRs in that the establishment of unsponsored ADRs is not approved by the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current or reliable as the information for sponsored ADRs, and the price of unsponsored ADRs may be more volatile.
The United Kingdom (UK) withdrew from the European Union (EU) on January 31, 2020 following a June 2016 referendum referred to as “Brexit.” Although the UK and EU have made a trade agreement that was entered into force on May 1, 2021, certain post-EU arrangements were outside the scope of the negotiating mandate and remain unresolved and subject to further negotiation and agreement. There is significant market uncertainty regarding Brexit’s ramifications, and the range of possible political, regulatory, economic and market outcomes are difficult to predict. The uncertainty surrounding the UK’s economy, and its legal, political, and economic relationship with the remaining member states of the EU, may cause considerable disruption in securities markets, including decreased liquidity and increased volatility, as well as currency fluctuations in the British pound’s exchange rate against the U.S. dollar.

The Fund may from time to time invest in emerging and less developed markets (“emerging markets”) securities. Investments in emerging markets securities involve special risks in addition to those generally associated with foreign investing. Many investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than investments in more developed foreign markets. This difference reflects the greater uncertainties of investing in less established markets and economies. Costs associated with transactions in emerging markets securities typically are higher than costs associated with transactions in U.S. securities. Such transactions also may involve additional costs for the purchase or sale of foreign currency.

Government Obligations
The Fund may invest in a variety of U.S. Treasury obligations, including bills, notes and bonds. These obligations differ only in terms of their interest rates, maturities and time of issuance. The Fund may also invest in other securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.
Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Treasury. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality that issues them. There is no guarantee that the U.S. Government will provide financial support to its agencies or instrumentalities, now or in the future, if it is not obligated to do so by law.
Illiquid Investments
The Fund may invest up to 15% of its net assets in illiquid investments. In connection with the implementation of the SEC’s liquidity risk management rule and the Fund’s liquidity risk management program, the term “illiquid investment” is defined as an investment which the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security.
Investment Company Securities and Exchange-Traded Funds
As a non-principal investment strategy, the Fund may invest in registered and unregistered investment companies, including ETFs. The Fund will limit its investment in the securities of other investment companies as required by the 1940 Act. With certain exceptions, the Fund may not acquire (i) more than 3% of the voting stock of any one investment company, (ii) securities of an investment company with a value in excess of 5% of the Fund’s total assets, or (iii) securities of all investment companies with a value in excess of 10% of the Fund’s total assets. The Fund’s investment in other investment companies may include money market mutual funds, which are not subject to the above percentage limitations.
Open-End and Closed-End Investment Companies and ETFs. The Fund may invest in shares of open-end and closed-end investment companies and money market mutual funds. In addition, the Fund may invest in ETFs (which may, in turn, invest in equities, bonds, and other financial instruments). ETFs are investment companies whose shares are bought and sold on a securities exchange. An ETF typically holds a portfolio of securities designed to track a particular market segment or index. The Fund could purchase an ETF to gain exposure to a portion of the U.S. or foreign market.
The Fund, as a shareholder of another investment company, will bear its pro-rata portion of the other investment company’s fees and expenses, in addition to its own fees and expenses. In addition, it will be exposed to the investment risks associated with the other investment company, which generally reflect the risks of the underlying securities. To the extent that the Fund invests in open-end or closed-end companies that invest primarily in the common stock of companies located outside the United States, see the risks related to foreign securities set forth in the subsection entitled “Foreign Securities” above.
Because ETFs are typically investment companies, owning an ETF generally entails the same risks as owning investment company securities. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund, and lack of liquidity in an ETF could result in its market price being more volatile than the underlying portfolio of securities. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares potentially may trade at a discount or a premium to the ETF’s net asset value. Finally, because the value of ETF shares depends on demand in the market, the Fund may not be able to liquidate its holdings at the most optimal time, adversely affecting the Fund’s performance.
The Fund may also rely on Rule 12d1-4 of the 1940 Act, which provides an exemption from Section 12(d)(1) that allows the Fund to invest all of its assets in other registered funds, including ETFs, if the Fund satisfies certain conditions specified in the Rule, including, among other conditions, that the Fund and its advisory group will not control (individually or in the aggregate) an acquired fund (e.g., hold more than 25% of the outstanding voting securities of an acquired fund that is a registered open-end management investment company).

Money Market Instruments and Repurchase Agreements
The Fund may invest up to 100% of its total assets in cash or similar short-term investment grade securities (such as U.S. Government securities, repurchase agreements, commercial paper or certificates of deposit) as a temporary defensive position during adverse market, economic or political conditions. The Fund may also invest up to 25% of its total assets in cash and similar instruments under normal circumstances, in order to pay its expenses, satisfy redemption requests and to take advantage of investment opportunities. To the extent the Fund engages in any temporary strategies or maintains a substantial cash position, the Fund may not achieve its investment objective.
The Fund may invest in commercial paper rated, at the time of purchase, within the highest rating category by a nationally recognized statistical rating organization.
The Fund may enter into repurchase agreements with banks that are Federal Reserve Member banks and non-bank dealers of U.S. Government securities which, at the time of purchase, are on the Federal Reserve Bank of New York’s list of primary dealers with a capital base greater than $100 million. When entering into repurchase agreements, the Fund will hold as collateral an amount of cash or government securities at least equal to the market value of the securities that are part of the repurchase agreement. A repurchase agreement involves the risk that a seller may declare bankruptcy or default. In such event the Fund may experience delays, increased costs and a possible loss.
Mortgage-Backed and Asset-Backed Linked Securities
The Fund may invest indirectly through ETFs in residential and commercial mortgage-backed securities and other asset-backed securities that are secured or backed by automobile loans, installment sale contracts, credit card receivables or other assets (“Asset-Backed Collateral”) and are issued by Ginnie Mae, Fannie Mae, the Federal Home Loan Mortgage Corporation (“FHLMC”), commercial banks, trusts, special purpose entities, finance companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks. These securities represent interests in specific Asset-Backed Collateral in which periodic payments of interest on and/or principal of the Asset-Backed Collateral are made, thus, in effect, passing through periodic payments made by the individual borrowers on the Asset-Backed Collateral underlying those securities, net of any fees paid to the servicer, any third-party credit enhancement provider or any guarantor of the securities. Mortgage-backed securities are typically issued in separate tranches that are secured by the same pool of Asset-Backed Collateral but vary with respect to risk and yield because of payment priority of one tranche over another. The Asset-Backed Collateral underlying securities purchased by the ETF may include sub-prime mortgage loans or non-traditional mortgage loans. The Fund may also invest indirectly through ETFs in mortgage-backed securities structured as CMOs, which may expose the Fund to greater volatility and interest rate risk than other types of mortgage-backed obligations.
Non-mortgage asset-backed securities may involve certain risks that are not presented by mortgage-backed securities. These risks arise primarily from the nature of the underlying assets (namely, credit card and automobile loan receivables, as opposed to real estate mortgages). Non-mortgage asset-backed securities do not have the benefit of the same security interest in the collateral as mortgage-backed securities.
Like other fixed income securities, when interest rates rise the value of a fixed rate asset-backed security generally will decline; however, when interest rates decline, the value of a fixed rate asset-backed security that permits prepayment may not increase as much as that of other fixed income securities that do not permit prepayment without penalty. Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other short-term instruments. With respect to mortgage-backed securities, the risk of such defaults is generally higher in the case of mortgage pools that include so-called “sub-prime” mortgages. While the secondary market for asset-backed securities is ordinarily quite liquid, during an economic downturn or when the underlying mortgage rates are being reset, the secondary market may not be as liquid as the market for other types of securities.
The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (namely, loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected may reduce yield to maturity, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments may increase, while slower than expected prepayments may decrease yield to maturity.
Other Alternative Asset Classes
The Fund may invest indirectly through ETFs in alternative asset classes such as real estate or currencies (or related indices or baskets). Real estate-linked investments may include holdings of securities of companies that own, operate, develop, construct, improve, finance and lease real estate, including commercial, retail and office space and buildings, hotels, apartments and residences. Investments related to real estate may be affected by interest rates, availability of construction and mortgage capital, consumer confidence, economic conditions in particular regions, demographic patterns, functional obsolescence or reduced desirability of properties, extended vacancies and tenant bankruptcies, real estate values, supply and demand, energy costs, catastrophic events, condemnation losses, and zoning, environmental and tax laws.

Investments linked to foreign currencies are subject to the risk of fluctuations in the price of foreign currencies. Factors affecting the price of a foreign currency include debt level and trade deficit of the foreign government, inflation rates and interest rates (and investors’ expectations about such rates) in the foreign country, investment and trading activity in the foreign currency, monetary and fiscal policies, and global or regional political, economic or financial events and conditions. Exchange rates between the U.S. dollar and a foreign currency can be volatile and difficult to predict. Exchange rates may be influenced by changing demand and supply for a particular currency, government intervention, exchange control programs, restrictions on local exchanges or markets, limitations on foreign investment in a country or on investment by residents of a country in other countries, currency devaluations and revaluations, changes in balances of payments and trade, and trade restrictions.
Preferred Stocks
The Fund may invest in preferred stocks, both convertible and nonconvertible. Preferred stocks have a preference over common stocks in liquidation (and generally dividends as well) but are subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stocks with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risks (namely, the value of the nonconvertible preferred stock rises when interest rates fall and falls when interest rates rise), while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.
Warrants and Rights
The Fund may invest up to 5% of its net assets in warrants or rights, which entitle the holder to buy securities during a specific period of time. The Fund will make such investments only if the underlying securities are deemed appropriate by the Adviser for inclusion in the Fund’s portfolio. Included in the 5% amount, but not to exceed 2% of net assets, are warrants and rights whose underlying securities are not traded on principal domestic or foreign exchanges. Warrants and rights acquired by the Fund in units or attached to securities are not subject to these restrictions.
When-Issued and Delayed-Delivery Transactions
The Fund may purchase securities on a when-issued or delayed-delivery basis. When such a transaction is negotiated, the purchase price is fixed at the time the purchase commitment is made, but delivery of and payment for the securities takes place at a later date. Pending delivery of the securities, the Fund will earmark or set aside permissible liquid assets equal to the amount of the commitment in a segregated account. The Fund will not accrue income with respect to securities purchased on a when-issued or delayed-delivery basis prior to their stated delivery date. The purpose and effect of such maintenance is to prevent the Fund from gaining investment leverage from such transactions. The purchase of securities on a when-issued or delayed-delivery basis exposes the Fund to risk because the securities may decrease in value prior to delivery. The Fund will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objectives and not for the purpose of investment leverage. A seller’s failure to deliver securities to the Fund could prevent the Fund from realizing a price or yield considered to be advantageous.

Portfolio Turnover
The Fund does not trade actively for short-term profits. However, if consistent with the Fund’s investment objective, short-term profits or losses may be realized from time to time. The annual portfolio turnover rate indicates changes in the Fund’s portfolio and is calculated by dividing the lesser of purchases or sales of portfolio securities (excluding securities having maturities at acquisition of one year or less) for the fiscal year by the monthly average of the value of the portfolio securities (excluding securities having maturities at acquisition of one year or less) owned by the Fund during the fiscal year. The annual portfolio turnover rate may vary widely from year to year depending upon market conditions and prospects. Increased portfolio turnover necessarily results in correspondingly heavier transaction costs (such as brokerage commissions or mark-ups or mark-downs) which the Fund must pay and increased realized gains (or losses). Distributions to shareholders of realized net short-term capital gains are taxable as ordinary income for federal income tax purposes.
The Fund’s portfolio turnover rates for the two most recent fiscal years are stated below. Portfolio turnover rates could change significantly in response to turbulent market conditions.

Portfolio Turnover During Fiscal Year Ended September 30,
2022	2021
3%	0%

Cyber Security Risk

The Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Fund or the Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value. While the Fund and its service providers have established information technology and data security programs and have in place business continuity plans and other systems designed to prevent losses and mitigate cyber security risk, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber-attacks may be highly sophisticated.
DISCLOSURE OF PORTFOLIO HOLDINGS
The Fund maintains written policies and procedures as described below regarding the disclosure of its portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Fund’s shareholders. The Fund’s Chief Compliance Officer will report periodically to the Board of Directors with respect to compliance with the Fund’s portfolio holdings disclosure procedures.

The Board of Directors or the Fund’s Chief Compliance Officer may authorize the disclosure of the Fund’s portfolio holdings prior to the public disclosure of such information.
The Fund may not receive any compensation for providing its portfolio holdings information to any category of persons. The Fund generally does not provide its portfolio holdings to rating and ranking organizations until the portfolio holdings have been disclosed on the Fund’s website (as described below). The Fund may not pay any of these rating and ranking organizations. The disclosure of the Fund’s portfolio holdings to Fund service providers is discussed below.
There may be instances where the interests of the shareholders of the Fund respecting the disclosure of information about portfolio securities may conflict with the interests of the Adviser or an affiliated person of the Fund. In such situations, the Fund’s Chief Compliance Officer will bring the matter to the attention of the Board of Directors, and the Board will determine whether or not to allow such disclosure.
Disclosure to Fund Service Providers
The Fund has entered into arrangements with certain third-party service providers for services that require these groups to have access to the Fund’s portfolio holdings from time to time, on an ongoing basis. As a result, such third-party service providers will receive portfolio holdings information prior to and more frequently than the public disclosure of such information. Information is only provided to the Fund’s service providers on an as-needed basis in connection with their services to the Fund, and as the need for such disclosure arises from time to time throughout the year. As a result, there is also no set time between the date of such information and the date on which the information is publicly disclosed. In each case, the Board of Directors has determined that such advance disclosure is supported by a legitimate business purpose and that each of these parties is contractually and/or ethically prohibited from disclosing the Fund’s portfolios unless specifically authorized by the Fund.
As an example, the Fund’s administrator is responsible for maintaining the accounting records of the Fund, which includes maintaining a current portfolio of the Fund. The Fund also undergoes an annual audit which requires the Fund’s independent registered public accounting firm to review the Fund’s portfolio. In addition to the Fund’s administrator, the Fund’s custodian also maintains an up-to-date list of the Fund’s holdings. The third-party service providers to whom the Fund provides non-public portfolio holdings information are the Fund’s transfer agent, fund accountant and fund administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Transfer Agent”), the Fund’s independent registered public accounting firm, Cohen & Company, Ltd., the Fund’s legal counsel, Godfrey & Kahn, S.C., the Fund’s custodian, U.S. Bank, N.A., and the Fund’s distributor, Quasar Distributors, LLC (the “Distributor”). The Fund may also provide non-public portfolio holdings information to the Fund’s financial printer in connection with the preparation, distribution and filing of the Fund’s financial reports and public filings and other service providers assisting with regulatory requirements (e.g., liquidity classifications and regulatory filing data).
Website Disclosure
The complete portfolio holdings for the Fund are publicly available approximately ten business days after the end of each quarter on its website (www.provfunds.com). In addition, top ten holdings information for the Fund is publicly available in the quarterly overviews posted on the Fund’s website approximately 10 to 45 business days after the end of each quarter.

DIRECTORS AND OFFICERS OF THE FUND

Management Information

As a Wisconsin corporation, the business and affairs of the Corporation are managed by its officers under the direction of its Board of Directors. Certain important information with respect to each of the current directors and officers of the Fund are as follows:

INDEPENDENT DIRECTORS

Name, Address* and Year of Birth	Position(s) Held with the Corporation	Term of Office and Year Service Began	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past 5 Years
John F. Hensler Year of Birth: 1961	Independent Director and Chairman	Indefinite; since August 31, 2012	President and Chief Financial Officer (since 2020) and Executive Vice President and Chief Financial Officer (1987-2020) of The Hawthorne Group (a private investment and management company); Director, Vice President, and Chief Financial Officer of Railroad Development Corporation (a railway investment and management company) (since 2003); Manager of 1492 Capital Management, LLC (a registered investment adviser) (since 2008); President and Treasurer of Domani Wealth, LLC (a registered investment adviser) (since 2015).	1	None.
Robert H. Manegold Year of Birth: 1953	Independent Director	Indefinite; since August 31, 2012	Retired; formerly, executive at Selzer-Ornst Construction Company, Inc. (2003-2004).	1	None.

Name, Address* and Year of Birth	Position(s) Held with the Corporation	Term of Office and Year Service Began	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past 5 Years
Willard T. Walker, Jr. Year of Birth: 1962	Independent Director	Indefinite; since September 13, 2016	President and Chief Executive Officer of W.T. Walker Group, Inc. (a holding company with businesses engaged in the manufacture of steel forgings and provision of thermal treatment services) (since 2001).	1	None.
*The address of each Director is c/o Provident Trust Company, N16 W23217 Stone Ridge Drive, Suite 310, Waukesha, Wisconsin 53188.

INTERESTED DIRECTOR
Name, Address* and Year of Birth	Position(s) Held with the Corporation	Term of Office and Year Service Began	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past 5 Years
Thomas N. Tuttle, Jr.** Year of Birth: 1965	Interested Director	Indefinite; since August 31, 2012	Vice President, Secretary and Director of Provident Trust Company (since 2011).	1	None.
*    The address of each Director and Officer is Provident Trust Company, N16 W23217 Stone Ridge Drive, Suite 310, Waukesha, Wisconsin 53188.
**    Mr. Tuttle is an “interested person” of the Corporation (as defined in the 1940 Act) due to the positions that he holds with the Adviser.

PRINCIPAL OFFICERS
Name, Address* and Year of Birth	Position(s) Held with the Corporation	Term of Office and Year Service Began	Principal Occupation(s) During Past 5 Years
J. Scott Harkness Year of Birth: 1955	President	Since September 4, 2012 (elected by the Board annually).	Chief Executive Officer of Provident Trust Company (since 2000).
Michael A. Schelble Year of Birth: 1966	Treasurer	Since September 4, 2012 (elected by the Board annually).	President, Chief Operating Officer and Director of Provident Trust Company (since 2000).
James R. Daley Year of Birth: 1977	Secretary, Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Since September 4, 2012 (elected by the Board annually).	Chief Compliance Officer of Provident Trust Company (since 2014).
*    The address of each Director and Officer is Provident Trust Company, N16 W23217 Stone Ridge Drive, Suite 310, Waukesha, Wisconsin 53188.

Board Committees

The Board has two standing committees — an audit committee and a nominating committee. The primary functions of the audit committee are to recommend to the Board the independent registered public accounting firm to be retained to perform the annual audit of the Fund, to review the results of the audit, to review the Fund’s internal controls and to review certain other matters relating to the independent registered public accounting firm used by the Fund and the Fund’s financial records. During the fiscal year ended September 30, 2022, the audit committee met four times. The three independent directors — Mr. Hensler, Mr. Manegold and Mr. Walker — form the audit committee. Mr. Hensler is the chairman of the audit committee.

The nominating committee is responsible for selecting and reviewing candidates for consideration as nominees to serve as directors of the Corporation. In accordance with the fund governance standards prescribed by the SEC under the 1940 Act, the independent directors on the nominating committee select and nominate all candidates for independent director positions. The nominating committee will consider properly qualified candidates for the Board submitted by shareholders. Shareholders who wish to recommend a director nominee may do so by submitting the appropriate information about the candidate to the Corporation’s secretary. During the fiscal year ended September 30, 2022, the nominating committee met one time. The three independent directors — Mr. Hensler, Mr. Manegold and Mr. Walker — form the nominating committee. Mr. Manegold is the chairman of the nominating committee.

Qualification of Directors

Among the attributes or skills common to all directors is the directors’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other directors, the Adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as directors. Each director’s ability to perform his duties effectively has been attained through the director’s business positions and through experience from service as a board member of other organizations. Each director’s ability to perform his duties effectively also has been enhanced by his educational background, professional training, and/or other life experiences. In addition to the attributes described above, the professional background of each of the Fund’s directors brings a meaningful mix of expertise to the Board as a whole. The Fund believes these experiences make the directors uniquely qualified to serve on the Board.

Thomas N. Tuttle, Jr. Mr. Tuttle is experienced in the development and management of banking and financial products, enabling him to provide management input and investment guidance to the Board. Mr. Tuttle holds a J.D. degree, and has a great depth of expertise with legal, financial, regulatory and investment matters.

John F. Hensler. Mr. Hensler has extensive experience as a chief financial officer, which has provided him with a thorough knowledge of financial statements. Mr. Hensler is a certified public accountant and a member of both the American and Pennsylvania Institutes of Certified Public Accountants. Mr. Hensler is also a chartered financial analyst (CFA®) and a member of the CFA Society Pittsburgh. From these experiences, he contributes to the Board substantial accounting and financial expertise and sophistication and experience with regulatory and corporate governance matters.

Robert H. Manegold. Mr. Manegold has experience as a senior executive of a privately held company, providing him with broad leadership, organizational and executive level management skills. Mr. Manegold also has significant knowledge and experience in financial management, accounting processes, and corporate governance, derived in part from his experience as a board member of various non-profit corporations. From these experiences, he contributes substantial accounting and financial expertise and sophistication and experience with regulatory and investment matters.

Willard T. Walker, Jr. Mr. Walker has experience as the president and chief executive officer of a privately held company, providing him with significant knowledge of financial statements and experience with a variety of financial oversight, corporate governance, management, regulatory and operational issues. Mr. Walker holds a J.D. degree.

Board Leadership Structure

The Board of Directors has general oversight responsibility with respect to the operation of the Corporation and the Fund. The Board has engaged the Adviser to manage the Fund and is responsible for overseeing the Adviser and other service providers to the Corporation and the Fund in accordance with the provisions of the 1940 Act and other applicable laws. The Board has established an audit committee to assist the Board in performing its oversight responsibilities. John F. Hensler, an independent director, is the Chairman of the Board of Directors. The Board believes that its leadership structure is appropriate and effective in light of the size of the Corporation and the Fund, the nature of the Fund and industry practices.

Board Oversight of Risk

Through its direct oversight role, and indirectly through the audit committee, officers of the Fund and service providers, the Board of Directors performs a risk oversight function for the Fund. To effectively perform its risk oversight function, the Board, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the Fund; reviews and approves, as applicable, the compliance policies and procedures of the Fund; approves the Fund’s principal investment policies; meets with representatives of various service providers, including the Adviser and the independent registered public accounting firm of the Fund, to review and discuss the activities of the Fund and to provide direction with respect thereto; and appoints a chief compliance officer of the Fund who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its service providers.

As referenced above, the audit committee plays a significant role in the risk oversight of the Fund. The audit committee meets regularly to discuss compliance matters and other risk management issues with the auditors of the Fund. The independent directors who serve on the audit committee meet at least annually with the Fund’s chief compliance officer.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund, the Adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

Board and Officer Compensation

Each director who is not an interested person of the Corporation receives a fee of $1,500 for each meeting of the Board of Directors attended. The Interested Director and the officers of the Corporation do not receive compensation from the Corporation, except that the Corporation pays a portion of the Chief Compliance Officer’s salary.

The table below sets forth the aggregate compensation paid by the Corporation to each of the directors and the Chief Compliance Officer for the fiscal year ended September 30, 2022.

Compensation Table

Name of Person	Aggregate Compensation from Corporation	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Corporation and Fund Complex Paid to Directors
Non-Interested Directors

John F. Hensler	$6,000	$0	$0	$6,000
Robert H. Manegold	$6,000	$0	$0	$6,000
Willard T. Walker, Jr.	$6,000	$0	$0	$6,000

Interested Director

Thomas N. Tuttle, Jr.	$0	$0	$0	$0

Chief Compliance Officer

James R. Daley	$65,833	$0	$0	$65,833

Code of Ethics

The Fund and the Adviser have adopted a joint code of ethics pursuant to Rule 17j-1 under the 1940 Act. The joint code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Fund, subject to certain restrictions. The joint code of ethics requires access persons (other than independent directors of the Fund) to preclear most transactions and to report transactions and security holdings to the Fund’s Chief Compliance Officer. The Distributor relies on the principal underwriter’s exception under Rule 17j-1(c)(3) from the requirements to adopt a code of ethics pursuant to Rule 17j-1 because the Distributor is not affiliated with the Fund or the Adviser, and no officer, director, or general partner of the Distributor serves as an officer or director of the Fund or the Adviser.

Proxy Voting Policies

The Adviser will make proxy voting decisions on securities held in the Fund’s portfolio in accordance with its proxy voting policies and procedures. The Adviser’s proxy voting policies and procedures are dynamic and subject to periodic review and change. The Adviser will exercise its voting responsibilities in a manner that is consistent with the general antifraud provisions of the 1940 Act, as well as its fiduciary duties under federal and state law to act in the best interests of the Fund. Appendix A sets forth a description of the material terms of the Adviser’s proxy voting policies and procedures.

Information on how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (without charge) at the Fund’s website at www.provfunds.com or the website of the Securities and Exchange Commission at www.sec.gov.

Ownership of Board Members in the Fund and Other Interests

The following table sets forth the dollar range of shares of the Fund beneficially owned by each of the current directors, as of December 31, 2022, using the following ranges: None, $1-$10,000;

$10,001-$50,000; $50,001-$100,000; and Over $100,000:

Name of Director	Dollar Range of Shares in the Fund

Interested Director
Thomas N. Tuttle, Jr.	Over $100,000
Non-Interested Directors
John F. Hensler	Over $100,000
Robert H. Manegold	Over $100,000
Willard T. Walker, Jr.	$1-$10,000

None of the Independent Directors, or any members of their immediate family, own securities beneficially or of record in the Adviser, the Fund’s principal underwriter, or any of their respective affiliates. Accordingly, during the two most recently completed calendar years, neither the Independent Directors nor members of their immediate family have had a direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Fund’s principal underwriter or any of their respective affiliates.

PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS

A control person is one who owns, beneficially or through controlled companies, more than 25% of the voting securities of the Fund or who acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of the management of the Fund. A principal shareholder is a holder of 5% or more of the Fund’s shares. Set forth below are the names and addresses of all holders of the Fund’s shares who as of December 31, 2022 were control persons or principal shareholders.

Name and Address	Percent Ownership	Type of Ownership	Parent Company	Jurisdiction

Charles Schwab & Co., Inc. Reinvest Account 211 Main Street San Francisco, CA 94105-1905	26.96%	Record	The Charles Schwab Corporation	DE

Provident Trust Company N16 W23217 Stone Ridge Dr, Suite 310 Waukesha, WI 53188-1171	18.41%	Beneficial	N/A	N/A

Matrix Trust Company as Agent for Advisor Trust, Inc. Provident Company Retirement 717 17th St., Suite 1300 Denver, CO 80202-3304	18.30%	Record	N/A	N/A

National Financial Services, LLC FBO The Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 4th FL 499 Washington Boulevard Jersey City, NJ 07310-1995	10.52%	Record	N/A	N/A

Name and Address	Percent Ownership	Type of Ownership	Parent Company	Jurisdiction

TD Ameritrade For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	6.05%	Record	N/A	N/A

As of December 31, 2022, the officers and directors, as a group, owned approximately 11.67% of the outstanding shares of the Fund. As of December 31, 2022, Mr. J. Scott Harkness, the CEO of the Adviser (N16 W23217 Stone Ridge Drive, Suite 310, Waukesha, Wisconsin 53188), beneficially owned 8.20% of the Fund.

INVESTMENT ADVISER, PORTFOLIO MANAGERS AND ADMINISTRATOR
Investment Adviser
The Adviser is a Wisconsin trust company and is registered with the SEC as an investment adviser. The Adviser is controlled by J. Scott Harkness, the Chief Executive Officer, by virtue of his ownership interest in the Adviser. Mr. Harkness is an affiliated person of the Fund by virtue of serving as an officer of the Fund and due to his ownership interest in the Fund.
Pursuant to an investment advisory agreement dated August 31, 2012 between the Corporation, on behalf of the Fund, and the Adviser (the “Advisory Agreement”), the Adviser provides investment advisory services to the Fund. The Adviser has overall responsibility for selecting and overseeing the Fund’s investments and provides overall investment strategies and programs for the Fund. The Adviser also provides the Fund with office space, equipment and personnel necessary to operate and administer the Fund’s business and to supervise the provision of services by third parties such as the transfer agent and the custodian.
The Advisory Agreement for the Fund was initially approved by the Corporation’s former Board of Directors, including a majority of the Independent Directors, at an in-person meeting held on June 15, 2012, and by the shareholders of the Fund at a special meeting of shareholders held on August 24, 2012. After the initial two-year term ended August 31, 2014, the Advisory Agreement continues in effect, unless sooner terminated, for successive one-year periods so long as it is approved annually (a) by the vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval, and (b) either by the full Board or by the vote of the shareholders. The Advisory Agreement was most recently renewed by the Board of Directors, including a majority of the Independent Directors, at an in-person meeting held on June 7, 2022. The Advisory Agreement terminates in the event of assignment and generally may be terminated by either party upon 60 calendar days’ written notice.
The Adviser receives an annual investment advisory fee as follows:

Average Daily Net Assets	Fee as Percentage of Average Daily Net Assets
$0-$30,000,000	0.75%
$30,000,001-$100,000,000	0.65%
Over $100,000,000	0.60%
The Fund pays all of its expenses not assumed by the Adviser including, without limitation, directors’ fees paid to those directors who are not employees of or affiliated persons of the Adviser, the costs of preparing and printing registration statements required under the Securities Act of 1933 and the 1940 Act, the expense of registering its shares with the SEC and blue sky filings in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders, director and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges, taxes, legal expenses, salaries of administrative and clerical personnel, compensation payable to the Corporation’s Chief Compliance Officer, association membership dues, auditing and accounting services, insurance premiums, brokerage and other expenses connected with the execution of portfolio securities transactions, fees and expenses of the custodian of the Fund’s assets, expenses of calculating the net asset value and repurchasing and redeeming shares, printing and mailing expenses, charges and expenses of dividend disbursing agents, registrars and stock transfer agents and the cost of keeping all necessary shareholder records and accounts.
Pursuant to an expense cap/reimbursement agreement between the Adviser and the Corporation, on behalf of the Fund, the Adviser agrees to waive a portion of its management fee and/or assume expenses for the Fund to the extent necessary to ensure that the Fund’s total operating expenses, excluding taxes, interest, brokerage commissions and other costs relating to portfolio securities transactions (including the costs, fees and expenses associated with the Fund’s investments in other investment companies) and other extraordinary expenses, do not exceed 1.00% of the Fund’s average daily net assets on an annual basis. The expense cap/reimbursement agreement will continue in effect until January 31, 2024 with successive renewal terms of one year unless terminated by the Adviser or the Corporation prior to any such renewal. The Adviser shall be entitled to recoup such amounts from the Fund for a period of up to three years from the date the Adviser reduced its compensation and/or assumed expenses for the Fund.
The Fund monitors its expense ratio on a monthly basis. If the accrued amount of the expenses of the Fund exceeds the expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser’s fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of the Fund’s fiscal year if accrued expenses thereafter fall below this limit.
The table below shows the amount of advisory fees paid by the Fund, the amount of fees waived/reimbursed by the Adviser and the amount of expenses recouped by the Adviser for the fiscal years shown below.

Fiscal Year Ended	Advisory Fees Incurred	Waived Fees and/or Expenses Reimbursed by Adviser	Expenses Recouped by Adviser	Net Advisory Fees Paid to the Adviser
September 30, 2022	$1,545,221	$0	$0	$1,545,221
September 30, 2021	$1,553,089	$0	$0	$1,553,089
September 30, 2020	$1,245,916	$0	$0	$1,245,916
The Fund must pay its current ordinary operating expenses before the Adviser is entitled to recoup any previously waived fees and/or reimbursed expenses. As of the date of this SAI, there are no previously waived fees and/or reimbursed expenses eligible for recoupment by the Adviser.
Portfolio Managers
The Adviser employs individuals to manage the Fund’s portfolio. These portfolio managers to the Fund share joint responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other accounts is set forth below. The number of accounts (excluding the Fund) and assets is shown as of September 30, 2022.

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance (in millions)

J. Scott Harkness
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	1,203	$4,581,961,145	0	$0

Michael A. Schelble
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	1,203	$4,581,961,145	0	$0

The portfolio managers of the Fund are responsible for managing other accounts. The Adviser typically assigns accounts with similar investment strategies to the portfolio managers to mitigate the potentially conflicting investment strategies of accounts. Other than potential conflicts between investment strategies, the side-by-side management of the Fund and other accounts may raise potential conflicts of interest due to the interest held by the Adviser or one of its affiliates in an account and certain trading practices used by the portfolio managers (for example, cross trades between the Fund and another account and allocation of aggregated trades). The Adviser has developed policies and procedures reasonably designed to mitigate those conflicts. In particular, the Adviser has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

The portfolio managers are compensated in various forms. The portfolio managers’ salary, bonus or retirement plan benefits are not based on the performance of the Fund or the value of the Fund’s assets. The following table outlines the form of compensation paid to each portfolio manager.

Name of Portfolio Manager	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)

J. Scott Harkness	Salary/Bonus	Provident	Mr. Harkness receives a fixed salary that is set by Provident Trust Company’s Board of Directors in its sole discretion. In setting the salary, the Board may consider any factors it deems appropriate. He also receives a bonus based primarily on the overall profitability of Provident before taxes for the current fiscal year.

Name of Portfolio Manager	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)

Michael A. Schelble	Salary/Bonus	Provident	Mr. Schelble receives a fixed salary that is set by Provident Trust Company’s Board of Directors in its sole discretion. In setting the salary, the Board may consider any factors it deems appropriate. He also receives a bonus based partially on the overall profitability of Provident before taxes for the current fiscal year.
The following table sets forth the dollar range of Fund shares beneficially owned by each portfolio manager as of September 30, 2022, stated using the following ranges: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

Name of Portfolio Manager	Dollar Range of Shares in the Fund
J. Scott Harkness	Over $1,000,000
Michael A. Schelble	Over $1,000,000

Administrator

Fund Services acts as administrator to the Fund pursuant to an administration agreement. In connection with its duties as administrator, Fund Services prepares and maintains the books, accounts and other documents required by the 1940 Act, calculates the Fund’s net asset value, responds to shareholder inquiries, prepares the Fund’s financial statements, prepares reports and filings with the SEC and with state blue sky authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services, stationery and office supplies, keeps and maintains the Fund’s financial accounts and records and generally assists in all aspects of the Fund’s operations. For the foregoing, Fund Services will receive a minimum annual fee of $20,000, subject to certain conditions.

During the fiscal years indicated below, Fund Services received the following fees from the Fund:

Administration Fees Paid During Fiscal Years Ended September 30,
2022	2021	2020
$173,749	$174,213	$156,987

DETERMINATION OF NET ASSET VALUE

The net asset value of the Fund normally will be determined as of the close of regular trading (currently 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (the “NYSE”) is open for trading. The NYSE is open for trading Monday through Friday except New Year’s Day, Dr. Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. The NYSE also may be closed on national days of mourning or due to natural disaster or other extraordinary events or emergency. The per share net asset value of the Fund is determined by dividing the total value of the Fund’s net assets (i.e., its assets less its liabilities) by the total number of its shares outstanding at that time.

In determining the net asset value of the Fund’s shares, securities that are listed on a national securities exchange (other than The NASDAQ OMX Group, Inc., referred to as NASDAQ) are valued at the last sale price on the day the valuation is made. Securities that are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market, are valued at the NASDAQ Official Closing Price. Securities price information on listed stocks is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid price. Securities which are traded over-the-counter, bonds and short-term U.S. Treasury Bills are valued using an evaluated bid from a pricing service. Money market funds are valued at net asset value.

If market quotations are not readily available or deemed unreliable, a security or other asset will be valued at its fair value in accordance with Rule 2a-5 under the 1940 Act as determined under the Adviser’s fair value pricing procedures subject to oversight by the Corporation’s Board of Directors. The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities, (b) securities of an issuer that has entered into a restructuring, and (c) securities whose trading has been halted or suspended. The Adviser is responsible for monitoring for conditions that may trigger the need to consider employing fair valuation of a security held by the Fund. Further, if events occur that materially affect the value of a security between the time trading ends on that particular security and the close of the normal trading session of the NYSE, the Fund may value the security at its fair value.

DISTRIBUTION OF SHARES
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 of the 1940 Act, in anticipation that the Fund will benefit from the Plan through increased sales of shares, thereby reducing the Fund’s expense ratio and providing an asset size that allows the Adviser greater flexibility in management. The Plan provides that the Fund may incur certain costs, which may not exceed a maximum amount equal to 0.25% per annum of the Fund’s average daily net assets. However, the Fund presently intends not to utilize the Plan or pay any Rule 12b-1 plan fees during the fiscal year ending September 30, 2023. Payments made pursuant to the Plan may only be used to pay distribution expenses incurred in the current year. Amounts paid under the Plan by the Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund, including, but not limited to, advertising, compensation for sales and sales marketing activities of financial institutions and others, such as dealers or distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature. To the extent any activity financed by the Plan is one which the Fund may finance without a Rule 12b-1 plan, the Fund may also make payments to finance such activity outside of the Plan and not be subject to its limitations.
The Plan may be terminated by the Fund at any time by a vote of the directors of the Corporation who are not interested persons of the Corporation and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the “Rule 12b-1 Directors”) or by a vote of a majority of the outstanding shares of the Fund. Messrs. Hensler, Manegold and Walker are currently the Rule 12b-1 Directors. Any change in the Plan that would materially increase the distribution expenses of the Fund provided for in the Plan requires approval of the shareholders of the Fund and the Board of Directors, including the Rule 12b-1 Directors.
While the Plan is in effect, the selection and nomination of directors who are not interested persons of the Corporation will be committed to the discretion of the directors of the Corporation who are not interested persons of the Corporation. The Board of Directors of the Corporation must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by a distributor, if any, or officers of the Corporation. The Plan will continue in effect for as long as its continuance is specifically approved at least annually by the Board of Directors, including the Rule 12b-1 Directors. The Fund did not incur any distribution costs pursuant to the Plan during the fiscal year ended September 30, 2022.
DISTRIBUTOR
Quasar Distributors, LLC, 111 East Kilbourn Ave., Suite 2200, Milwaukee, Wisconsin 53202, serves as the distributor in connection with the continuous offering of the Fund’s shares. The Distributor and participating dealers with whom it has entered into dealer agreements offer shares of the Fund as agents on a best-efforts basis and are not obligated to sell any specific number of shares. Currently, the Adviser compensates the Distributor for services that the Distributor provides to the Fund.

AUTOMATIC INVESTMENT PLAN
Shareholders wishing to invest fixed dollar amounts in the Fund monthly, quarterly, semi-annually or annually can make automatic purchases in amounts of $50 or more on any day they choose by using the Corporation’s Automatic Investment Plan. If such day is a weekend or holiday, such purchase will be made on the next business day. There is no service fee for participating in this Plan. To use this service, the shareholder must authorize the transfer of funds from their checking account or savings account by completing the Automatic Investment Plan application included as part of the share purchase application. Additional application forms may be obtained by calling the Fund at 1-855-739-9950. The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House. The Fund reserves the right to suspend, modify or terminate the Automatic Investment Plan without notice. If your bank rejects your payment, the Fund’s transfer agent will charge a $25 fee to your account.
Shareholders should notify the Transfer Agent of any changes to their Automatic Investment Plan at least five calendar days prior to the effective date. The Fund is unable to debit mutual fund or “pass through” accounts.
The Automatic Investment Plan is designed to be a method to implement dollar cost averaging. Dollar cost averaging is an investment approach providing for the investment of a specific dollar amount on a regular basis, thereby precluding emotions dictating investment decisions. Dollar cost averaging does not ensure a profit nor protect against a loss.
REDEMPTION OF SHARES
The right to redeem shares of the Fund will be suspended for any period during which the NYSE is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the NYSE is restricted pursuant to rules and regulations of the SEC, (b) the SEC has by order permitted such suspension, or (c) an emergency, as defined by rules and regulations of the SEC, exists as a result of which it is not reasonably practicable for the Fund to dispose of its securities or to fairly determine the value of its net assets. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order.
REDEMPTION IN KIND
The Corporation has filed an election pursuant to Rule 18f-1 under the 1940 Act which provides that the Fund is obligated to redeem shares solely in cash up to $250,000 or 1% of the net asset value of the shares of the Fund, whichever is less for any one shareholder within a 90-day period.  Any redemption beyond this amount may be made in assets other than cash, such as securities or other property.  If so requested by a redeeming shareholder and subject to the Fund’s approval, redemptions in kind may be made entirely in securities. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the Fund’s net asset value per share.  Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of such securities.  For federal income tax purposes, redemptions in kind are taxed in the same manner to a redeeming shareholder as redemptions made in cash.
SYSTEMATIC WITHDRAWAL PLAN
The Corporation has made available to shareholders a Systematic Withdrawal Plan (“SWP”), pursuant to which a shareholder who owns shares of the Fund worth at least $10,000 at current net asset value may provide that a fixed sum will be distributed to him or her at regular intervals. To participate in the SWP, a shareholder deposits his or her shares of the Fund with the Corporation and appoints it as his or her agent to effect redemptions of shares of the Fund held in his or her account for the purpose of making monthly, quarterly, or annual withdrawal payments of a fixed amount to him or her out of his or her account. An application for participation in the SWP is included as part of the share purchase application. Additional application forms may be obtained by calling the Fund at 1-855-739-9950.
The minimum amount of a withdrawal payment is $100. These payments will be made from the proceeds of periodic redemption of shares of the Fund in the account at net asset value. Redemptions will be made on such day (no more than monthly) as a shareholder chooses or, if that day is a weekend or holiday, on the next business day. When participating in the SWP, shareholders should reinvest in additional shares of the Fund, at net asset value, all net investment income and net capital gain distributions payable by the Fund on shares held in such account, and shares so acquired will be added to such account. The shareholder may deposit additional shares of the Fund in his or her account at any time.
Withdrawal payments cannot be considered as yield or income on the shareholder’s investment, since portions of each payment will normally consist of a return of capital. Depending on the size or frequency of the disbursements requested, and the fluctuation in the value of the Fund’s portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder’s account. Withdrawals under the SWP may result in a taxable capital gain or loss for federal income tax purposes.
Shareholders should notify the Transfer Agent of any changes to their SWP at least five calendar days prior to the effective date. The shareholder may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee’s address by notifying the Transfer Agent.

ALLOCATION OF PORTFOLIO BROKERAGE
Decisions to buy and sell securities for the Fund are made, in each case subject to review by the Corporation’s Board of Directors, by the Adviser. In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the evaluation by the Adviser of the broker’s efficiency in executing and clearing transactions, block trading capability (including the broker’s willingness to position securities) and the broker’s financial strength and stability. The most favorable price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price (namely, “markups” when the market maker sells a security and “markdowns” when the market maker buys a security). In some instances, the Adviser may feel that better prices are available from non-principal market makers who are paid commissions directly.
In allocating brokerage business for the Fund, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm’s analysts for consultation. While the Adviser believes these services have substantial value, they are considered supplemental to the efforts of the Adviser in the performance of its duties under the Advisory Agreement. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Fund may indirectly benefit from services available to the Adviser as a result of transactions for other clients. The Advisory Agreement provides that the Adviser may cause the Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the overall responsibilities of the Adviser with respect to the Fund and the other accounts as to which it exercises investment discretion.

Brokerage Commissions Paid During Fiscal Years Ended September 30,
2022	2021	2020
$12,342(1)	$864(2)	$52,848
(1)    The increase in commissions paid between 2021 and 2022 was due to the increase in portfolio turnover rates between the fiscal year ended September 30, 2021 and September 30, 2022.
(2)    The decrease in commissions paid between 2020 and 2021 was due to the decrease in portfolio turnover rates between the fiscal year ended September 30, 2020 and September 30, 2021.

The Fund is required to identify any brokerage transactions during its most recent fiscal year that were directed to a broker because of research services provided, along with the amount of any such transactions and any related commissions paid by the Fund. The following table shows the amount of any such transactions and related commissions paid for research services for the fiscal year ended September 30, 2022:

Commissions	Transactions
$7,408	$22,098,040

As of September 30, 2022, the Fund did not hold securities of its “regular brokers or dealers” as defined in the 1940 Act, or their parents.

CUSTODIAN
U.S. Bank, N.A., Custody Operations (“U.S. Bank”), 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212, acts as custodian for the Fund. As such, U.S. Bank holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Corporation. U.S. Bank does not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders. Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, an affiliate of U.S. Bank, also acts as the Fund’s administrator, transfer agent and dividend disbursing agent. U.S. Bank and Fund Services are affiliates.
TAXES
The Fund intends to qualify for and elect to be treated as a regulated investment company (a “RIC”) under sections 851 to 855 of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund has so qualified in each of its fiscal years. If the Fund fails to qualify as a RIC under Code Sections 851 to 855 in any fiscal year and is unable to obtain relief from such failure, it will be treated as a regular corporation for federal income tax purposes. As such, the Fund would be required to pay taxes on a net income basis at the rates generally applicable to regular corporations. In that event, any distributions to shareholders would be treated as taxable dividends to the extent of the Fund’s current and accumulated earnings and profits.
To qualify as a RIC, the Fund must derive at least 90% of its gross income from “good income,” which includes: (1) dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies; (2) other income (including but not limited to gains from options, futures or forward contracts) derived with respect to the Fund’s business of investing in such stock, securities or foreign currencies; and (3) net income derived from interests in a qualified publicly traded partnership. Although Code Section 851(b) authorizes the U.S. Treasury Department to issue Treasury Regulations excluding “foreign currency gains” that are not directly related to a RIC’s principal business of investing in stock or securities from qualifying income, Treasury Regulations currently provide that gains from the sale or other disposition of foreign currencies is qualifying income. Nevertheless, there can be no absolute assurances that future Treasury Regulations will not come to a different conclusion or that the Fund will satisfy all requirements to be taxed as a RIC.
Furthermore, the Fund must diversify its holdings such that at the end of each fiscal quarter, (i) at least 50% of the value of the Fund’s assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other acceptable securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer; and (ii) no more than 25% of the value of the Fund’s assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other RICs), or of any two or more issuers that are controlled, as determined under applicable Code rules, by the Fund and that are engaged in the same, similar or related trades or businesses, or of certain qualified publicly traded partnerships (the “Diversification Tests”). If the Fund satisfies the Diversification Tests as of the close of any quarter, it will not fail the Diversification Tests as of the close of a subsequent quarter as a consequence of a discrepancy between the value of the Fund’s assets and the requirements of the Diversification Tests that is attributable solely to fluctuations in the value of the Fund’s assets. Rather, the Fund will fail the Diversification Tests as of the end of a subsequent quarter only if such a discrepancy existed immediately after the Fund’s acquisition of any asset and such discrepancy is wholly or partly the result of that acquisition. In addition, if the Fund fails the Diversification Tests as of the end of any quarter, the Fund will not lose its status as a RIC if it eliminates the discrepancy within thirty days of the end of such quarter and, if the Fund eliminates the discrepancy within that thirty-day period, it will be treated as having satisfied the Diversification Tests as of the end of such quarter for purposes of applying the rule described in the preceding sentence.

The Fund will be subject to a 4% federal excise tax if it fails to distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98.2% of its capital gain net income for the 12‑month period ending on October 31 during such year (reduced by any net ordinary losses, but not below the Fund’s net capital gain for that period), and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax.
As of September 30, 2022, the Fund did not have any capital loss carryovers. The Fund may carry forward indefinitely any net capital losses incurred in a taxable year. Any capital loss carry forwards incurred by the Fund will retain their character as either short-term or long-term.
The Fund intends to distribute substantially all of its investment company taxable income and net capital gain each fiscal year. Distributions from the Fund’s investment company taxable income, which includes net short-term capital gain, are generally taxable to shareholders as ordinary income, while distributions from the Fund’s net capital gain are generally taxable to shareholders as long-term capital gains regardless of the shareholder’s holding period for the shares. Such distributions are taxable to shareholders whether received in cash or in additional shares of the Fund. For non-corporate shareholders, a portion of the Fund’s distributions of investment company taxable income may be taxable at the reduced federal income tax rates applicable to long-term capital gains to the extent such distributions are attributable to and reported as qualified dividend income, if certain holding period requirements have been satisfied by the shareholder. For corporate shareholders, a portion of the Fund’s distributions of investment company taxable income may qualify for the inter-corporate dividends-received deduction to the extent the Fund receives dividends directly or indirectly from U.S. corporations, reports the amount distributed as eligible for the deduction and the corporate shareholder meets certain holding period requirements with respect to its shares. Distributions of net capital gain are not eligible for the qualified dividend income treatment or the dividends-received deduction.
Distributions of investment company taxable income and net capital gain will be taxable as described above whether received in additional Fund shares or in cash. Shareholders who choose to receive distributions in the form of additional Fund shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share on the reinvestment date. Distributions are generally taxable when received. However, distributions declared in October, November, or December to shareholders of record and paid the following January are taxable as if received on December 31.
Any distribution paid shortly after a purchase of shares will have the effect of reducing the per share NAV of such shares by the amount of the distribution. Furthermore, if the NAV of the shares immediately after a distribution is less than the cost of such shares to the shareholder, the distribution will be taxable to the shareholder even though it results in an effective return of capital to him or her.

Sales or redemptions of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will generally be treated as long-term capital gain or loss if shares have been held for more than one year and short-term capital gain or loss if held for one year or less. However, if a loss is realized on a sale or redemption of shares held for six months or less, and the shareholder received (or was deemed to receive) a net capital gain distribution with respect to such shares during that period, then such loss is treated as a long-term capital loss to the extent of the net capital gain distribution received or deemed to be received. In determining the holding period of such shares for this purpose, any period during which the shareholder’s risk of loss is offset by means of options, short sales, or similar transactions is not counted. However, any loss realized upon a sale or redemption of Fund shares may be disallowed under certain wash sale rules to the extent shares of the Fund are purchased (through reinvestment of distributions or otherwise) within 30 calendar days before or after the sale or redemption. If a shareholder’s loss is disallowed under the wash sale rules, the basis of the new shares will be increased to preserve the loss until a future sale or redemption of the shares.
In addition to the federal income tax, certain individuals, trusts and estates may be subject to a Net Investment Income (“NII”) tax of 3.8%. The NII tax is imposed on the lesser of (i) a taxpayer’s investment income, net of deductions properly allocable to such income, or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals, and $125,000 for married individuals filing separately). The Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized on the sale or redemption of Fund shares is includable in a shareholder’s investment income for purposes of this NII tax.
Under the Foreign Account Tax Compliance Act (“FATCA”), the Fund may be required to withhold a generally nonrefundable 30% tax on (a) distributions of investment company taxable income, and (b) distributions of net capital gain and the gross proceeds of a sale or redemption of Fund shares paid to (i) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the IRS the identity of certain of its account holders, among other things (or unless such foreign financial institution is deemed compliant under the terms of an intergovernmental agreement between the United States and the entity’s country of residence), and (ii) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other things. In December 2018, the IRS and Treasury Department released proposed Treasury Regulations that would eliminate FATCA withholding on Fund distributions of net capital gain and the gross proceeds from a sale or redemption of Fund shares.  Although taxpayers are entitled to rely on these proposed Treasury Regulations until final Treasury Regulations are issued, these proposed Treasury Regulations have not been finalized, may not be finalized in their proposed form, and are potentially subject to change. This FATCA withholding tax could also affect the Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary. You are urged to consult your tax advisor regarding the application of this FATCA withholding tax to your investment in the Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.
The Fund may be required to withhold federal income tax at a rate set under Section 3406 of the Code from distributions and redemption proceeds if a shareholder fails to furnish the Fund with a correct social security number or other taxpayer identification number and certain certifications or the Fund receives notification from the IRS requiring backup withholding. Foreign taxpayers (including nonresident aliens) are generally subject to tax (collected by withholding) at a flat rate of 30% on U.S.

source income that is not effectively connected with the conduct of a trade or business within the U.S. This withholding rate may be lower under the terms of a tax treaty.
The Fund is required to report to the IRS and certain shareholders the “cost basis” of Fund shares acquired on or after January 1, 2012 (“covered shares”) that are redeemed or otherwise sold on or after such date. These requirements generally do not apply to investments through a tax-deferred arrangement or to certain types of entities (such as C corporations). The Fund is required, however, to report the cost basis for S corporation shareholders.
Please note that if a shareholder is a C corporation, unless the shareholder has previously notified the Fund in writing that it is a C corporation, the shareholder must complete a new Form W-9 exemption certificate informing the Fund of such C corporation status or the Fund will be obligated to presume that the shareholder is an S corporation and to report the cost basis of covered shares that are redeemed or otherwise sold to the IRS and to the shareholder pursuant to these rules. Also, if a shareholder holds Fund shares through a broker (or another nominee), the shareholder should contact that broker (nominee) with respect to the reporting of cost basis and available elections for the shareholder’s account.
If a shareholder holds Fund shares directly, the shareholder may request that the shareholder’s cost basis be calculated and reported using any one of a number of IRS-approved alternative methods. A shareholder should contact the Fund to make, revoke or change the shareholder’s election. If a shareholder does not affirmatively elect a cost basis method, the Fund will use the average cost basis method as its default method for determining the shareholder’s cost basis in covered shares.
Shareholders should note that they will continue to be responsible for calculating and reporting the cost basis, as well as any corresponding gains or losses, of Fund shares that were purchased prior to January 1, 2012 that are subsequently redeemed or sold. Shareholders are encouraged to consult with their tax advisors regarding the application of the cost basis reporting rules to them and, in particular, which cost basis calculation method they should elect. In addition, because the Fund is not required to, and in many cases does not possess the information to, take into account all possible bases, holding period or other adjustments into account in reporting cost basis information to shareholders, shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax return.
Future changes in income tax laws, potentially with retroactive effect, could impact the Fund’s investments or tax consequences to you of investing in the Fund.
This section is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors may also be subject to other federal, state, local, or foreign taxes. Investors are urged to consult with their respective tax advisors for a complete review of the tax ramifications of an investment in the Fund.
SHAREHOLDER MEETINGS
The Wisconsin Business Corporation Law permits registered investment companies, such as the Corporation, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Corporation holds meetings of shareholders as required by the 1940 Act, the Corporation’s Articles of Incorporation or By-laws. Directors may be removed by the shareholders at a special meeting. A special meeting of the shareholders may be called by the Board upon written request of shareholders owning at least 10% of the Corporation’s outstanding voting shares.

CAPITAL STRUCTURE
The Corporation’s authorized capital consists of 10,000,000,000 shares of Common Stock of which 300,000,000 are allocated to the Fund. Each share outstanding entitles the holder to one vote.
There are no conversion or sinking fund provisions applicable to the shares of the Fund, and the holders have no preemptive rights and may not cumulate their votes in the election of directors.
The shares of the Fund are redeemable and are freely transferable. All shares issued and sold by the Corporation will be fully paid and non-assessable. Fractional shares of the Fund entitle the holder to the same rights as whole shares of the Fund.
The Corporation will not issue certificates evidencing shares purchased. The shareholder account will be credited with the number of shares purchased. Written confirmations are issued for all purchases of shares of the Fund.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd., 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202, serves as the independent registered public accounting firm for the Fund and is responsible for auditing the financial statements of the Fund.

APPENDIX A – PROXY VOTING POLICIES
General Voting Policy
The Adviser monitors corporate events and reviews the issues to be voted upon, and votes all proxies in accordance with its proxy voting policies and procedures. The voting policies set forth below serve solely as general guidelines. There may be instances where the Adviser will not vote proxies in strict accordance with the policies described below. In general, the Adviser votes proxies in a manner designed to maximize the value of the Fund’s investments. In evaluating a particular proxy proposal, the Adviser will take into consideration, among other things, the period of time over which the voting shares of the company in question are expected to be held, the size of the position, the costs involved in the proxy proposal and the existing governance documents of the company, as well as the company’s management and operations.
The Adviser generally votes proxies in accordance with management’s recommendations on most issues because the capability of management is one of the criteria that the Adviser uses in selecting stocks. The Adviser believes that the management of a company will normally have more specific expertise and knowledge as to that company’s operations, and should be in a good position to make a well‑informed recommendation.
However, when the Adviser believes that management of a company is acting on its own behalf, instead of on behalf of the best interests of the company and its shareholders, or when the Adviser believes that management is acting in a manner that is adverse to the rights of the company’s shareholders, the Adviser will vote against management’s recommendations. For example, the Adviser will not support management on any resolution if it:
•Would enrich management excessively.
•Would sell or merge the company without the approval of a majority of shares entitled to vote.
•Would deter potential interests in an acquisition or similar corporate transaction at a fair price.
•Would result in unreasonable costs.
•Would disadvantage the company relative to other companies.
The discussion that follows sets forth the material terms of the Adviser’s proxy voting procedures and policies.
Proposals Relating to the Election of the Board of Directors
The Adviser believes that good governance starts with an independent board of directors all of whose members are elected annually by confidential voting. In addition, key board committees should be entirely independent.

•The Adviser will generally vote proxies in favor of the election of directors that results in a board made up of a majority of independent directors.
•The Adviser may withhold proxy votes for non-independent directors who serve on the audit, compensation and/or nominating committees of the board.
•The Adviser will hold directors accountable for the actions of the committees on which they serve. For example, the Adviser may withhold proxy votes for nominees who serve on the compensation committee if they approve excessive compensation arrangements, propose equity-based compensation plans that unduly dilute the ownership interests of shareholders or approve the re-pricing of outstanding options without shareholder approval.
•The Adviser will generally vote for proposals that seek to fix the size of the board.
•On occasion, in situations where the Adviser is extremely displeased with management’s performance, the Adviser may withhold proxy votes or vote proxies against management’s slate of directors and other management proposals as a means of communicating its dissatisfaction.
•The Adviser may also withhold proxy votes or vote proxies against directors who have approved new shareholder rights plans (poison pills) or extended existing plans.
•The Adviser may also withhold proxy votes or vote proxies against directors who have authorized the issuance of “blank check” preferred stock for other than legitimate financing needs or preferred stock with conversion rights that could significantly dilute common shareholders.
•The Adviser may also withhold proxy votes or vote proxies against directors who have authorized the company to engage in financing involving the issuance of preferred stock, convertible debt or other convertible securities that is designed to result in downward pressure on a company’s stock price, without shareholder approval.
•The Adviser may also withhold proxy votes or vote proxies against directors who have authorized any related party transactions that raise serious conflict of interest concerns.
•The Adviser may also withhold proxy votes or vote proxies against directors who have served on the board of a company at which there is evidence of fraud, serious misconduct or other ethical violations.
Proposals Relating to Classified Boards
The Adviser views the election of a company’s board of directors as one of the most fundamental rights held by shareholders of the company. Because a classified board structure prevents shareholders from electing a full slate of directors at annual meetings, the Adviser generally votes proxies against proposals that would result in classified boards. The Adviser may vote proxies in favor of shareholder or management proposals to declassify a board of directors.
Proposals Relating to Corporate Restructuring
The Adviser votes proxies on corporate restructuring proposals, including minority squeeze-outs, leveraged buyouts, spin-offs, liquidations and asset sales, on a case-by-case basis.

Proposals Relating to Cumulative Voting
The Adviser generally votes proxies in favor of proposals to adopt cumulative voting. However, where the rights of the shareholder are protected by an entirely independent nominating committee and a majority of the board of directors is independent, the Adviser may abstain from voting on, or vote proxies against, a shareholder proposal to adopt cumulative voting.
Proposals Relating to Dual Class Capitalizations
The Adviser generally votes proxies against proposals for a separate class of stock with disparate voting rights.
Proposals Relating to Equal Access
The Adviser generally votes proxies in favor of shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board of directors.
Proposals Relating to Golden Parachutes
The Adviser opposes the use of accelerated employment contracts that will result in cash grants of greater than three times annual compensation (salary and bonus) in the event of termination of employment following a change in control of a company. In general, the Adviser will vote proxies against such “golden parachute” plans. Adoption of such golden parachutes generally will result in the Adviser withholding proxy votes for directors who approve such contracts and stand for re-election at the next shareholder meeting.
Proposals Relating to Greenmail
The Adviser generally votes proxies in favor of proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
Proposals Relating to Increases in Authorized Common Stock
The Adviser reviews proposals to increase the number of shares of common stock authorized for issuance on a case-by-case basis. The Adviser may approve increases in authorized shares as a result of a recent stock split, with respect to a pending stock split or if the company otherwise presents a compelling need for the additional shares.
Proposals Relating to Mergers and Acquisitions
The Adviser considers mergers and acquisitions on a case-by-case basis, taking into account at least the following:
•offer price (cost vs. premium);
•anticipated financial and operating benefits;
•prospects of the combined companies;
•how the deal was negotiated; and

•changes in corporate governance and their impact on shareholder rights.
Proposals Relating to Reincorporation
The Adviser examines proposals to change a company’s state or country of incorporation on a case-by-case basis to evaluate the necessity of the change and to weigh potential economic benefits against any long-term costs, such as the loss of shareholder rights or financial penalties.
Proposals Relating to Shareholders’ Rights
The Adviser views the exercise of shareholders’ rights – including the right to act by written consent, to call special meetings and to remove directors – to be fundamental to corporate governance. The Adviser generally votes proxies in favor of proposals to lower barriers to shareholder action. The Adviser generally votes proxies against proposals that provide that directors may be removed only for cause. The Adviser generally votes proxies in favor of proposals to restore shareholder ability to remove directors with or without cause.
Proposals Relating to Supermajority Voting
The Adviser believes that shareholders should have voting power equal to their equity interest in the company and should be able to approve (or reject) changes to the corporation’s by-laws by a simple majority vote. The Adviser generally votes proxies in favor of proposals to remove super-majority voting requirements for certain types of actions, including mergers. The Adviser generally votes proxies against proposals to impose super-majority requirements.
Proposals Relating to Compensation
The Adviser reviews all proposals relating to management and director compensation in light of the company’s performance and corporate governance practices. The Adviser normally votes proxies against significant compensation increases or compensation not tied to the company performance in instances where it believes the company is underperforming and/or management has not added value to the company.
Proposals Relating to Equity-Based Compensation Plans
The Adviser encourages the use of reasonably designed equity-based compensation plans that align the interests of corporate management with those of shareholders by providing officers and employees with an incentive to increase shareholder value. Conversely, the Adviser is opposed to plans that substantially dilute existing ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features. The Adviser believes all awards of stock-based compensation should be reasonable in light of company and management performance and the industry peer group.
•The Adviser reviews proposals to approve equity-based compensation plans on a case-by-case basis. In evaluating the proposal, the Adviser assesses the dilutive effect of the plan based on a profile of the company and similar companies and may also consider the percentage of shares subject to options that the company has granted in the past. The Adviser will generally vote proxies against a plan if it determines that it would be too dilutive, and/or if they consider the percentage number to be excessive.

•The Adviser generally votes proxies against plans that have any of the following structural features: ability to re-price underwater options, ability to issue options with an exercise price below the stock’s current market price, ability to issue reload options or automatic share replenishment feature.
•The Adviser generally votes proxies in favor of measures intended to increase long-term stock ownership by executives.
•The Adviser generally votes proxies in favor of the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of the lower of the market price on the first or last day of the offering period.
Proposals Relating to Approval of Independent Auditors
The Adviser believes that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that comply with applicable laws and regulations and do not, in the aggregate, raise any appearance of impaired independence.
•The Adviser may vote proxies against the approval or ratification of auditors where non-audit fees make up a substantial portion of the total fees paid by the company to the audit firm.
•The Adviser will evaluate the approval or ratification of auditors on a case-by-case basis in instances in which the audit firm has substantial non-audit relationships with the company (regardless of its size relative to the audit fee) to determine whether it believes independence has been compromised.
Proposals Relating to Social, Political and Environmental Issues
Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. The Adviser generally votes proxies against these types of proposals, although it may make exceptions in certain instances where it believes a proposal has substantial economic implications.
Other Situations
No set of guidelines can anticipate all situations that may arise. With respect to proposals not addressed by these guidelines, the Adviser will vote in a manner that it considers being in the best interests of the Fund.
Conflicts of Interest
If the Adviser determines that voting a particular proxy would create a conflict of interest between the interests of the Fund and its shareholders on the one hand and the interests of the Adviser on the other hand, then the Adviser will take one of the following steps to resolve the conflict:
•Vote the securities based on a pre-determined voting policy if the application of the policy to the matter presented involves little discretion on its part;

•Vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third-party, such as a proxy voting service;
•Refer the proxy to the Fund or to a fiduciary of the Fund for voting purposes;
•Suggest that the Fund engage another party to determine how the proxy should be voted; or
•Disclose the conflict to the Board of Directors of the Fund (or its delegate) and obtain the Board’s (or its delegate’s) direction to vote the proxies.